Noncontrolling Interests	12 Months Ended
Dec. 31, 2011
Noncontrolling Interests [Abstract]
Noncontrolling Interests
21.	NONCONTROLLING INTERESTS

At December 31, 2011 there were noncontrolling interests in SouthGobi, Ivanhoe Australia and Oyu Tolgoi:

	Noncontrolling Interests
	SouthGobi	Ivanhoe Australia	Oyu Tolgoi (a)	Total
Balance, December 31, 2009	$2,478	$(1,526)	$—	$952

Noncontrolling interests' share of loss	(33,193)	(17,056)	(16,703)	(66,952)
Noncontrolling interests' share of other comprehensive income	11,868	7,918	1,382	21,168
Changes in noncontrolling interests arising from changes in ownership interests	305,766	79,756	(338,080)	47,442

Balance, December 31, 2010	$286,919	$69,092	$(353,401)	$2,610

Noncontrolling interests' share of income (loss)	16,411	(45,610)	(15,130)	(44,329)
Noncontrolling interests' share of other comprehensive (loss) income	(4,764)	1,751	932	(2,081)
Common share investments funded on behalf of noncontrolling interest (b)	—	—	110,128	110,128
Changes in noncontrolling interests arising from changes in ownership interests	(14,850)	75,635	(110,128)	(49,343)

Balance, December 31, 2011	$283,716	$100,868	$(367,599)	$16,985

(a)

The Oyu Tolgoi Shareholders' Agreement, which was signed and approved on October 6, 2009, established the basis upon which the Mongolian Government would, in accordance with Mongolian law, through its wholly-state-owned company, Erdenes MGL LLC ("Erdenes"), obtain and hold an initial 34% equity interest in Oyu Tolgoi and provides for the respective rights and obligations of the shareholders of Oyu Tolgoi. On May 31, 2010, pursuant to the terms of the Oyu Tolgoi Shareholders' Agreement, the Mongolian Government obtained a 34% interest in Oyu Tolgoi upon the receipt of fully registered shares of Oyu Tolgoi. In accordance with the ASC guidance for consolidation accounting, the Company continued to consolidate its remaining 66% interest in Oyu Tolgoi. No value was assigned to the consideration received by the Company as the fair value of neither the consideration received nor the asset relinquished was determinable within reasonable limits. Accordingly, on May 31, 2010, the Company recognized a deficit noncontrolling interest balance of $338.1 million associated with the noncontrolling interest's share of the carrying amount of Oyu Tolgoi's net deficit. Accumulated other comprehensive income and additional paid-in capital were adjusted by $14.0 million and $324.1 million, respectively.

(b)

During 2011, a subsidiary of the Company funded common share investments in Oyu Tolgoi on behalf of Erdenes. In accordance with the Amended and Restated Shareholders Agreement, which was signed on June 8, 2011, such funded amounts earn interest at an effective annual rate of LIBOR plus 6.5% and are repayable to a subsidiary of the Company via a pledge over Erdenes' share of future Oyu Tolgoi dividends. Erdenes also has the right to reduce the outstanding balance by making payments directly to a subsidiary of the Company. Common share investments in Oyu Tolgoi funded by a subsidiary of the Company on behalf of Erdenes are recorded as a reduction to the net carrying value of noncontrolling interest. As at December 31, 2011, the cumulative amounts of such funding and associated unrecognized interest were $110.1 million (December 31, 2010—$nil) and $1.0 million (December 31, 2010—$nil) respectively.